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EXHIBIT 32

Written Statement of Co-Chief Executive Officers and Chief Financial Officer
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

        The undersigned, the Co-Chief Executive Officers and the Chief Financial Officer of Regal Entertainment Group, a Delaware corporation (the "Company"), each hereby certifies that, to his/her knowledge on the date hereof:

  (a)
  the Form 10-Q/A of the Company for the fiscal quarter ended June 26, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL L. CAMPBELL Michael L. Campbell Co-Chief Executive Officer December 3, 2003

/s/ KURT C. HALL Kurt C. Hall Co-Chief Executive Officer December 3, 2003

/s/ AMY E. MILES Amy E. Miles Chief Financial Officer December 3, 2003

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  EXHIBIT 32